CONSULTING AGREEMENT

This CONSULTING AGREEMENT (this “Agreement”) is entered into as of September 15, 2008, by and between Purple Beverage Company, Inc., a Nevada corporation (the “Company”) and Barry Honig, an individual (the “Consultant”).

Recitals

WHEREAS, the Company has a pre-existing relationship with Consultant and Consultant has previously discussed with the Company his skills and relationships and has offered to make introductions useful to the Company, and has advanced certain funds as short-term bridge loans to the Company and Company now desires to engage Consultant to provide certain Services (as defined in Section 3 below) for compensation, and Consultant desires to provide the Services to the Company, upon the terms and subject to the conditions set forth below.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  Engagement. The Company hereby engages Consultant to provide the Services during the Term (as defined below), and Consultant hereby accepts such engagement to provide the Services during the Term (the “Engagement”).

2.     Term of Engagement; Termination.

a.  Term. The Engagement shall commence on the date hereof and shall terminate on the first anniversary of the date hereof, unless earlier terminated in accordance with Section 2(b) below (the “Term”).

b.  Termination. This Agreement may be terminated by Consultant or the Company at any time upon thirty (30) days prior written notice of such termination to the other party.

c.  Effect of Termination. In the event of a termination of this Agreement, (i) Consultant shall still be entitled to receive all of the Consulting Shares (as defined in Section 4) and (ii) the Company shall reimburse Consultant for all expenses previously approved by the Company incurred by Consultant in connection with Consultant’s Engagement.

3.  Services to be Provided by Consultant. During the Term, Consultant shall provide services to the Company as set forth on Exhibit A, as well as any other services that are mutually agreed between the parties hereto (collectively, the “Services”). The parties hereto acknowledge and agree that the Services to be provided are in the nature of advisory services only, and Consultant shall have no responsibility or obligation for execution of the Company’s business or any aspect thereof nor shall Consultant have any ability to obligate or bind the Company in any respect. Consultant shall have control over the time, method and manner of performing the Services. Consultant shall render such services as are from time to time requested by the Chief Executive Officer of the Company, Theodore Farnsworth.

4.  Compensation. In consideration for the Services to be provided hereunder, Consultant shall receive, promptly after the execution of this Agreement, as a consulting fee, 4,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Consulting Shares”) consisting of 2,500,000 shares in consideration of bridge loans advanced by Consultant and 2,000,000 shares issued under the Company’s 2007 Incentive Plan.

5.  Piggy-Back Registration Rights.

(a) The Company shall notify Consultant in writing at least twenty (20) days prior the filing of any registration statement under the Securities Act of 1933, as amended (the “Securities Act”), in connection with a public offering of shares of the Company's common stock (the “Common Stock”) (including, but not limited to, registration statements relating to secondary offerings of securities of the Company but excluding any registration statements (i) on Form S-4 or S-8 (or any successor or substantially similar form), or of any employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or a dividend reinvestment plan, (ii) otherwise relating to any employee, benefit plan or corporate reorganization or other transactions covered by Rule 145 promulgated under the Securities Act, or (iii) on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the resale of the Consulting Shares and will afford Consultant an opportunity to include in such registration statement all or part of the Consulting Shares held by Consultant. In the event Consultant desires to include in any such registration statement all or any part of the Consulting Shares held by Consultant, Consultant shall within ten (10) days after the above-described notice from the Company, so notify the Company in writing, including the number of such Consulting Shares Consultant wishes to include in such registration statement. If Consultant decides not to include all of his Consulting Shares in any registration statement thereafter filed by the Company Consultant shall nevertheless continue to have the right to include any Consulting Shares in any subsequent registration statement or registration statements as may be filed by the Company with respect to the offering of the securities, all upon the terms and conditions set forth herein.

(b) In connection with its obligation under this Section 5, the Company will (i) furnish to Consultant without charge, at least one copy of any effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, and, if Consultant so requests in writing, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) in the form filed with the Securities and Exchange Commission; and (ii) deliver to Consultant and the underwriters, if any, without charge, as many copies of the then effective the prospectus included the Registration Statement, as the same may be amended or supplemented, (including such prospectus subject to completion) (the “Prospectus”) and any amendments or supplements thereto as such Persons may reasonably request.

(c) As a condition to the inclusion of his Consulting Shares, Consultant shall furnish to the Company such information regarding Consultant and his affiliates and the distribution proposed by Consultant as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

(d) Consultant agrees by acquisition of Consulting Shares that, upon receipt of any notice from the Company of the happening of any event that, in the good faith judgment of the Company’s Board of Directors, requires the suspension of Consultant ’s rights under this Section 5, Consultant will forthwith discontinue disposition of Consulting Shares pursuant to the then current Prospectus until Consultant is advised in writing by the Company that the use of the Prospectus may be resumed. If so directed by the Company, on the happening of such event, Consultant will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in buyer’s possession, of the Prospectus covering such Consulting Shares at the time of receipt of such notice.

(e) Consultant hereby covenants with the Company (i) not to make any sale of Consulting Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Consulting Shares are to be sold by any method or in any transaction other than on a national securities exchange, the Nasdaq National market, Nasdaq SmallCap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least 5 business days prior to the date on which Consultant first offers to sell any such Consulting Shares.

(f) Consultant acknowledges and agrees that the Consulting Shares sold pursuant to the Registration Statement described in this Agreement are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Consulting Shares is accompanied by a certificate reasonably satisfactory to the Company to the effect that (x) the Consulting Shares have been sold in accordance with such Registration Statement and (y) the requirement of delivering a current Prospectus has been satisfied.

(g) Consultant shall not take any action with respect to any distribution deemed to be made pursuant to such Registration Statement, which would constitute a violation of Regulation M under the Securities Exchange Act of 1934, as amended, or any other applicable rule, regulation or law.

(h) Upon the expiration of the effectiveness of any Registration Statement, Consultant shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of his intention to remove from registration the shares covered by such Registration Statement which remain unsold, and Consultant shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company

(i) In the case of the registration of any underwritten primary offering initiated by the Company (other than any registration by the Company on Form S-4 or Form S-8 (or any successor or substantially similar form), or of (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or (ii) a dividend reinvestment plan) or any underwritten secondary offering initiated at the request of a holder of securities of the Company pursuant to registration rights granted by the Company, Consultant agrees not to effect any public sale or distribution of securities of the Company, except as part of such underwritten registration, during the period beginning fifteen (15) days prior to the closing date of such underwritten offering and during the period ending ninety (90) days after such closing date (or such longer period as may be reasonably requested by the Company or by the managing underwriter or underwriters).

(j) Anything to the contrary contained in this Agreement notwithstanding, when, in the opinion of counsel for the Company, registration of the Consulting Shares is not required by the Securities Act, in connection with a proposed sale of such Consulting Shares, Consultant shall have no rights pursuant to this Section 5. In furtherance and not in limitation of the foregoing, Consultant shall have no rights pursuant to this Section 5 at such time as all of Consultant’s Consulting Shares may be sold in a three-month period pursuant to Rule 144.

6.  Expenses. The Company shall reimburse Consultant for all reasonable expenses incurred by Consultant in providing the Services hereunder no later than thirty (30) days after the submission of an invoice evidencing such expenses in a form reasonably satisfactory to the Company; provided that the Company shall not be obligated to reimburse Consultant for expenses if incurred without the Company’s prior written approval.

7.  No Exclusivity. The Company hereby acknowledges and agrees that nothing in this Agreement shall prohibit Consultant from continuing to provide services similar to the Services to other companies or otherwise engaging in Consultant’s business activities.

8.  Independent Contractor Status. It is understood and agreed that in the performance of the Services hereunder, Consultant is acting as an independent contractor and not as an agent or employee of, or partner, joint venturer or in any other relationship with, the Company. Consultant acknowledges that no income, social security or other taxes will be withheld or accrued by the Company, on Consultant’s behalf. Neither the Company nor Consultant has the authority to bind the other in any agreement without the prior written consent of the entity to be bound.

9.  Confidentiality. In connection with Consultant’s Engagement, it is contemplated that the Company will not supply Consultant with non-public or proprietary information concerning the Company and its business and operations and affiliates without the prior written agreement of Consultant to receive such Confidential Information (“Confidential Information”).

10.  Publicity. No party hereto shall disclose the existence or terms of this Agreement to any person or entity without the prior written consent of the other party hereto.

11.  Legal Representation. Each party hereto acknowledges that it has been represented by independent legal counsel in the preparation of the Agreement. Each party recognizes and acknowledges that counsel to the Company has represented Consultant in connection with various legal matters and each party waives any conflicts of interest or other allegations that it has not been represented by its own counsel.

12.  Consultant Representations. In connection with the Consulting Shares to be acquired by Consultant hereunder, Consultant represents and warrants to the Company that:

a.  Consultant acknowledges that Consultant has been afforded the opportunity to ask questions of and receive answers from duly authorized officers to other representatives of the Company concerning an investment in the Consulting Shares, and any additional information which Consultant has requested.

b.  Consultant has had experience in investments in restricted and publicly traded securities, and has had experience in investments in speculative securities and other investments which involved the risk of loss of investment. Consultant acknowledges that an investment in the Consulting Shares is speculative and involves the risk of loss. Consultant has the requisite knowledge to assess the relative merits and risks of this investment and Consultant can afford the risk of loss of his entire investment in the Consulting Shares.

c.  Consultant is an accredited investor, as that term is defined in Regulation D promulgated under the Securities Act of 1933.

d.  Consultant is acquiring the Consulting Shares for Consultant’s own account for investment and not with a view toward resale or distribution thereof except in accordance with applicable securities laws.

13.  General Terms.

a. Any notice to be given hereunder by a party to any other party hereto may be effectuated in writing by personal delivery, by mail, registered or certified, postage prepaid, with return receipt requested, or by facsimile or other electronic transmission and addressed to such party at the address set forth on the signature page below.

b. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed modified to the extent necessary to make it valid or enforceable, or if it cannot be so modified, then severed, and the remainder of the Agreement shall continue in full force and effect.

c. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations and enforcement of this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York for the adjudication of any dispute hereunder or in connection herewith or with respect to the enforcement of this Agreement, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof via overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.

d. This Agreement embodies the entire understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior or contemporaneous agreements, arrangements or understandings with respect to the subject matter hereof, whether oral or written.

e. This Agreement may not be modified except in a writing signed by the parties hereto.

f. No term of this Agreement may be waived, except in a writing signed by the party hereto entitled to the benefit of such term.

g. Each party hereto represents and agrees that such party is authorized to enter into this Agreement and this Agreement constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms. This Agreement may not be assigned by any party.

h. This Agreement may be executed in one or more counterparts each of which shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

Purple Beverage Company, Inc.

/s/ Barry Honig	By:	/s/ Theodore Farnsworth
Barry Honig		Name: Theodore Farnsworth
Title: Chief Executive Officer

Address for Notice:	Address for Notice:

Barry Honig 595 S. Federal Hwy. Suite 600 Boca Raton, FL 33432	Theodore Farnsworth, Chief Executive Officer Purple Beverage Company, Inc. 450 East Las Olas Blvd. Suite 830 Fort Lauderdale, Florida 33301

EXHIBIT A

Services

A.	Assist the Company in formulating potential business and acquisition strategies.

B.	General business advice and business development.